UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2005

National City Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10074	34-1111088

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1900 East Ninth Street, Cleveland Ohio	44114

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(216) 222-2000

N.A.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     National City Corporation closed a transaction in which it issued $300,000,000 of its floating rate senior notes due June 16, 2010. Reference is made to the Prospectus Supplement filed on June 13, 2005.

Item 9.01. Financial Statements and Exhibits.

     The following exhibits are filed herewith and incorporated by reference to Registration Statement No. 333-104080 on Form S-3, dated May 5, 2003, of National City Corporation:

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits.

Number	Exhibit

1.1	Terms Agreement, dated as of June 9, 2005, between National City Corporation and Goldman, Sachs & Co.

4.1	Form of Floating Rate Senior Note due June 16, 2010.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CITY CORPORATION
By:	/s/ Carlton E. Langer
	Name:	Carlton E. Langer
	Title:	Vice President and Assistant Secretary

Date: June 16, 2005

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EXHIBIT INDEX

Number	Exhibit

1.1	Terms Agreement, dated as of June 9, 2005, between National City Corporation and Goldman, Sachs & Co.

4.1	Form of Floating Rate Senior Note due June 16, 2010.

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